February 2, 2015 Additional information for investors

About Non-GAAP Financial Measures During this presentation, references to financial measures of Green Dot Corporation will include references to non-GAAP financial measures. For an explanation to the most directly comparable GAAP financial measures, see the Appendix to these materials or the Supplemental Non-GAAP Financial Information available at Green Dot Corporation’s investor relations website at http://ir.greendot.com/ under “Financial Information.” Forward-Looking Statements This presentation contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, the financial guidance included on the slides captioned “2014-2015E Adjusted EBITDA Bridge" and “2014-2015E Non-GAAP Total Operating Revenues Bridge,” as well as statements regarding the expected negative impact of the discontinuation of the "MoneyPak Pin" product and the impact of new fee plans. Actual results may differ materially from those contained in the forward-looking statements contained in this presentation, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from those projected include, among other things, the businesses of the Company and TPG may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that sales of TPG products will not be as high as anticipated; the expected growth opportunities or cost savings from the acquisition may not be fully realized or may take longer to realize than expected; customer losses and business disruption following the acquisition, including adverse effects on relationships with former employees of TPG, may be greater than expected; the risk that the Company may incur unanticipated or unknown losses or liabilities following completion of the acquisition of TPG; and the risk that legislative or regulatory changes, or changes in the way the existing legislation and regulations are interpreted or enforced, may adversely affect the business in which TPG is engaged. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements include the impact of the Company’s supply chain management efforts on its revenue growth, the timing and impact of revenue growth activities, the Company's dependence on revenues derived from Walmart, impact of competition, the Company's reliance on retail distributors for the promotion of its products and services, demand for the Company's new and existing products and services, continued and improving returns from the Company's investments in new growth initiatives, including the Company’s GoBank product, potential difficulties in integrating operations of acquired entities and acquired technologies, the Company's ability to operate in a highly regulated environment, changes to existing laws or regulations affecting the Company's operating methods or economics, the Company's reliance on third-party vendors and card issuing banks, changes in credit card association or other network rules or standards, changes in card association and debit network fees or products or interchange rates, instances of fraud developments in the prepaid financial services industry that impact prepaid debit card usage generally, business interruption or systems failure, and the Company's involvement litigation or investigations. These and other risks are discussed in greater detail in the Company's Securities and Exchange Commission filings, including its most recent annual report on Form 10-K and quarterly report on Form 10-Q, which are available on the Company's investor relations website at http://ir.greendot.com/ and on the SEC website at www.sec.gov. All information provided in this presentation is as of February 2, 2015, and the Company assumes no obligation to update this information as a result of future events or developments. 2

3 (B) (C) (D) (E) (F) (G) (A) 2014-2015E Non-GAAP Total Operating Revenue Bridge Notes: (A) Represents approximate revenue associated with the acquisition of TPG (B) Estimated revenue growth of 20% YoY associated with branded deposit account programs (C) Estimated revenue growth from AccountNow and Achieve Card acquisitions (D) Estimated impact of lower revenues associated with the Company’s private label deposit account program (E) Assumes negative impact related to discontinuation of MoneyPak PIN product. This reflects the Company's expectations regarding the range of potential negative impacts from the discontinuation of the MoneyPak PIN product. However, it is not possible to forecast any potential impact with certainty or precision and actual results may differ from the Company’s estimate (F) Represents $6M of Q1 2014 non-recurring benefit (G) Reflects midpoint of 2015E non-GAAP total operating revenue range $610 $750 $77 $65 $78 $34 $40 $6 $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 2014 Non-GAAP Total Operating Revenue TPG Growth in Branded Programs Acquired Programs Private Label Decline MoneyPak PIN Removal Q1 2014 Non- Recurring Benefit 2015E Non-GAAP Total Operating Revenue Dollars in millions (1) Reconciliation of total operating revenues to non-GAAP total operating revenues is provided in the tables in the Appendix section. Additional information about our non-GAAP financial measures can be found under the caption “About Non-GAAP Financial Measures.” (1) (1)

2014-2015E Adjusted EBITDA Bridge 4 (A) (B) (C) (D) (E) (F) (G) (H) (I) Notes: (A) Represents approximate contribution associated with the acquisition of TPG (B) Estimated contribution growth associated with branded deposit account programs. Reflects 29% estimated adjusted EBITDA margins on incremental revenues (C) Estimated contribution from AccountNow and Achieve Card acquisitions (D) Estimated lower contribution associated with the Company’s private label deposit account program. Loss of fee revenue has a disproportionately high impact on adjusted EBITDA in at-scale programs (E) Assumes negative impact related to discontinuation of MoneyPak PIN product. This reflects the Company's expectations regarding the range of potential negative impacts from the discontinuation of the MoneyPak PIN product. However, it is not possible to forecast any potential impact with certainty or precision and actual results may differ from the Company’s estimate (F) Represents $6M of Q1 2014 non-recurring benefit (G) Estimated non-recurring incremental cost of processor migration (H) Potential SG&A expenses to be used in the event of new initiatives requiring additional headcount (I) Reflects midpoint of 2015E Adjusted EBITDA range $132 $160 $46 $19 $15 $23 $10 $6 $5 $8 $100 $110 $120 $130 $140 $150 $160 $170 $180 $190 $200 $210 $220 $230 2014 Adj. EBITDA TPG Growth in Branded Programs Acquired Programs Private Label Decline MoneyPak PIN Removal Q1 2014 Non- Recurring Benefit Non-Recurring Processor Migration Costs New Initiative SG&A 2015E Adj. EBITDA Dollars in millions (1) Reconciliation of net income to adjusted EBITDA is provided in the tables in the Appendix section. Additional information about our non- GAAP financial measures can be found under the caption “About Non-GAAP Financial Measures.” (1) (1)

5 APPENDIX

6 Non-GAAP Reconciliations Reconciliation of Total Operating Revenues to Non-GAAP Total Operating Revenues (1) (Unaudited) Year Ended December 31, 2014 (In thousands) Total operating revenues 601,552$ Stock-based retailer incentive compensation (2)(3) 8,932 Non-GAAP total operating revenues 610,484$ Reconciliation of Net Income to Adjusted EBITDA (1) (Unaudited) Year Ended December 31, 2014 (In thousands) Net (loss) income 42,694 Net interest income (3) (2,788) Income tax expense 26,212 Depreciation and amortization (3) 36,984 Employee stock-based compensation expense (3)(4) 20,329 Stock-based retailer incentive compensation (2)(3) 8,932 Other income (3)(5) (7,131) Transaction costs (3)(6) 6,681 Adjusted EBITDA 131,913

7 Non-GAAP Reconciliations Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected GAAP Total Operating Revenue (1) (Unaudited) Low High Total operating revenues 717$ 777$ Stock-based retailer incentive compensation (2)(3) 3 3 Non-GAAP total operating revenues 720$ 780$ * Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected Adjusted EBITDA (1) (Unaudited) Low High Net income 40$ 53$ Adjustments (7) 110 117 Adjusted EBITDA 150$ 170$ Range (In mill ions) Range (In mill ions) Assumes the Company's right to repurchase lapses w ith respect to 36,810 shares per month through May 2015 of the Company's Class A common stock at $20.49 per share, our market price on the last trading day of the fourth quarter 2014. A $1.00 change in the Company's Class A common stock price represents an annual change of $441,720 in stock-based retailer incentive compensation.

8 Non-GAAP Reconciliation Footnotes 1. To supplement the Company’s consolidated financial statements presented in accordance with GAAP, the Company uses measures of operating results that are adjusted to exclude various, primarily non-cash, expenses and charges. These financial measures are not calculated or presented in accordance with GAAP and should not be considered as alternatives to or substitutes for operating revenues, operating income, net income or any other measure of financial performance calculated and presented in accordance with GAAP. These financial measures may not be comparable to similarly-titled measures of other organizations because other organizations may not calculate their measures in the same manner as we do. These financial measures are adjusted to eliminate the impact of items that the Company does not consider indicative of its core operating performance. You are encouraged to evaluate these adjustments and the reasons we consider them appropriate. The Company believes that the non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons: • stock-based retailer incentive compensation is a non-cash GAAP accounting charge that is an offset to the Company’s actual revenues from operations as the Company has historically calculated them. This charge results from the monthly lapsing of the Company’s right to repurchase a portion of the 2,208,552 shares it issued to its largest distributor, Walmart, in May 2010. By adding back this charge to the Company’s GAAP 2010 and future total operating revenues, investors can make direct comparisons of the Company’s revenues from operations prior to and after May 2010 and thus more easily perceive trends in the Company’s core operations. Further, because the monthly charge is based on the then-current fair market value of the shares as to which the Company’s repurchase right lapses, adding back this charge eliminates fluctuations in the Company’s operating revenues caused by variations in its stock price and thus provides insight on the operating revenues directly associated with those core operations; • the Company records employee stock-based compensation from period to period, and recorded employee stock-based compensation expenses of approximately $20.3 million for the year ended December 31, 2014. By comparing the Company’s adjusted EBITDA, non-GAAP net income and non-GAAP diluted earnings per share in different historical periods, investors can evaluate the Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations; • adjusted EBITDA is widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, employee stock-based compensation expense, stock-based retailer incentive compensation expense, other income, transaction costs and impairment charges, that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and • securities analysts use adjusted EBITDA as a supplemental measure to evaluate the overall operating performance of companies. The Company’s management uses the non-GAAP financial measures: • as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations; • for planning purposes, including the preparation of the Company’s annual operating budget; • to allocate resources to enhance the financial performance of the Company’s business; • to evaluate the effectiveness of the Company’s business strategies; and • in communications with the Company’s board of directors concerning the Company’s financial performance.

9 Non-GAAP Reconciliation Footnotes The Company understands that, although adjusted EBITDA and other non-GAAP financial measures are frequently used by investors and securities analysts in their evaluations of companies, these measures have limitations as an analytical tool, and you should not consider them in isolation or as substitutes for analysis of the Company’s results of operations as reported under GAAP. Some of these limitations are: • that these measures do not reflect the Company’s capital expenditures or future requirements for capital expenditures or other contractual commitments; • that these measures do not reflect changes in, or cash requirements for, the Company’s working capital needs; • that these measures do not reflect interest expense or interest income; • that these measures do not reflect cash requirements for income taxes; • that, although depreciation and amortization are non-cash charges, the assets being depreciated or amortized will often have to be replaced in the future, and these measures do not reflect any cash requirements for these replacements; and • that other companies in the Company’s industry may calculate these measures differently than the Company does, limiting their usefulness as comparative measures. 2. This expense consists of the recorded fair value of the shares of Class A common stock for which the Company’s right to repurchase has lapsed pursuant to the terms of the May 2010 agreement under which they were issued to Wal-Mart Stores, Inc., a contra-revenue component of the Company’s total operating revenues. Prior to the three months ended June 30, 2010, the Company did not record stock-based retailer incentive compensation expense. The Company will, however, continue to incur this expense through May 2015. In future periods, the Company does not expect this expense will be comparable from period to period due to changes in the fair value of its Class A common stock. The Company will also have to record additional stock-based retailer incentive compensation expense to the extent that a warrant to purchase its Class B common stock vests and becomes exercisable upon the achievement of certain performance goals by PayPal. The Company does not believe these non-cash expenses are reflective of ongoing operating results. 3. The Company does not include any income tax impact of the associated non-GAAP adjustment to non-GAAP total operating revenues or adjusted EBITDA, as the case may be, because each of these non-GAAP financial measures is provided before income tax expense. 4. This expense consists primarily of expenses for employee stock options. Employee stock-based compensation expense is not comparable from period to period due to changes in the fair market value of the Company’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations. The Company excludes employee stock-based compensation expense from its non-GAAP financial measures primarily because it consists of non-cash expenses that the Company does not believe are reflective of ongoing operating results. Further, the Company believes that it is useful to investors to understand the impact of employee stock-based compensation to its results of operations. 5. This income consists of gains in connection with the settlement of a lawsuit a change in the fair value of contingent consideration. The Company excludes such gains from its non-GAAP financial measures primarily because the Company does not believe these gains are reflective of ongoing operating results. 6. These expenses relate to transaction costs associated with Company acquisitions. The Company excludes business combination acquisition costs from its non-GAAP financial measures because the Company does not believe these expenses are reflective of ongoing operating results. 7. These amounts represent estimated adjustments for net interest income, income taxes, depreciation and amortization, employee stock-based compensation expense, and stock-based retailer incentive compensation expense. Employee stock-based compensation expense and stock-based retailer incentive compensation expense include assumptions about the future fair market value of the Company’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers).